***CONFIDENTIAL TREATMENT HAS BEEN
   REQUESTED FOR PORTIONS OF THIS DOCUMENT
                                                                   EXHIBIT 10.21

                       TECHNOLOGY CROSS-LICENSE AGREEMENT
                                  (as amended)

         This Technology Cross-License Agreement (the "Agreement") is made effective as of November 25, 1998 (the "Effective Date"), by and between Adaptec, Inc., having a place of business at 691 South Milpitas Boulevard, Milpitas, California 95035 ("Adaptec"), and Chaparral Technologies, Inc., having a place of business at 1951 South Fordham Street, Longmont, Colorado 80503 ("Chaparral").

                                    RECITALS

     A. Adaptec and Chaparral are entering into that certain Asset Transfer Agreement of even date herewith (the "Asset Transfer Agreement").

     B. In accordance with the Asset Transfer Agreement, Adaptec and Chaparral desire that Adaptec license to Chaparral certain technology related to Adaptec's ESS Business (as defined in the Asset Transfer Agreement).

     NOW, THEREFORE, Adaptec and Chaparral agree as follows:

     1.  DEFINITIONS.

         1.1 "Adaptec Bridge Products" means the Adaptec controller board products identified in Exhibit A hereto.

         1.2 "Adaptec Bridge Product Designs" means, for each Adaptec Bridge Product identified in Exhibit A, the highest-level design that defines the product's overall configuration, layout and interconnection of specified components.

         1.3 "[***] Adaptec Bridge Products" means: (i) the Adaptec Bridge Products identified in Exhibit A hereto; (ii) [***] Adaptec Bridge Products;
(iii) any Adaptec Bridge Product or [***] Adaptec Bridge Product that includes the Adaptec [***] Chip; (iv) any Adaptec Bridge Product or [***] Adaptec Bridge Product that includes an Interface Replacement; or (v) any Adaptec Bridge Product or [***] Adaptec Bridge Product that includes both the Adaptec [***] Chip and an Interface Replacement.

         1.4 "[***] Adaptec Bridge Products" means modified versions of the Adaptec Bridge Products developed by Chaparral; provided that such modified versions will be limited to versions that have [***] as compared with the feature sets for such products listed in Adaptec's technical specifications contained in corresponding marketing requirement documents delivered by Adaptec to Chaparral as of the Effective Date.

         1.5 "Adaptec [***] Chip" means Adaptec's [***] chip product identified by the Adaptec product code [***] (Adaptec part number [***]), specifically excluding any future versions, upgrades or releases of or to such product.

         1.6 "Interface Replacement" means a back-end board-to-target interface (specifically excluding a SCSI-to-Ethenet-based board-to-target interface, unless approved in advance in writing by Adaptec) or a board-to-host interface developed by Chaparral to replace an existing interface of an Adaptec Bridge Product or a [***] Adaptec Bridge Product.

         1.7 "Adaptec Exclusive Bridge Products Software" means the Adaptec products identified in Exhibit B hereto.

         1.8 "Adaptec Co-Exclusive Bridge Products Software" means the Adaptec products identified in Exhibit C hereto.

         1.9 "Adaptec Non-Exclusive Bridge Products Software" means the Adaptec products identified in Exhibit D hereto.

         1.10 "Adaptec Bridge Products Software" means the Adaptec Exclusive Bridge Products Software, Adaptec Co-Exclusive Bridge Products Software and Adaptec Non-Exclusive Bridge Products Software.

         1.11 "Adaptec Bridge Products Documentation" means the Adaptec documentation identified in Exhibit E hereto.

         1.12 "Adaptec Hardware-Related Technology" means the Adaptec technology identified in Exhibit F hereto.

         1.13 "Adaptec RAID Code" means the Adaptec software identified in Exhibit G hereto.

         1.14 "Adaptec Technology" means the Adaptec Bridge Products, Adaptec Bridge Product Designs, Adaptec Bridge Products Software, Adaptec Bridge Products Documentation, Adaptec Hardware-Related Technology, and Adaptec RAID Code.

         1.15 "Intellectual Property Rights" means patent rights (including patent applications and disclosures), rights of priority, mask work rights, industrial design rights, copyrights, trade secrets, know-how and any other intellectual property rights recognized in any country or jurisdiction in the world.

         1.16     "Binary Code Distributable" means the right, as set forth in
Section 2.2(a)(iii)(B), to distribute and sublicense the applicable software in binary code form, as indicated with respect to the Adaptec Exclusive Bridge Products Software, Adaptec Co-Exclusive Bridge Products Software and/or Adaptec Non-Exclusive Bridge Products Software.

         1.17 "Limited Source Code Distributable" means the right, as set forth in Section 2.2(a)(iii)(C), to distribute and sublicense the applicable software in source code form, as


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indicated with respect to the Adaptec Exclusive Bridge Products Software,
Adaptec Co-Exclusive Bridge Products Software and/or Adaptec Non-Exclusive Bridge Products Software.

         1.18     "Source Code Distributable" means the right, as set forth in
Section 2.2(a)(iii)(A), to distribute and sublicense the applicable software in source code form, as indicated with respect to the Adaptec Exclusive Bridge Products Software, Adaptec Co-Exclusive Bridge Products Software and/or Adaptec Non-Exclusive Bridge Products Software.

         1.19 "Chaparral Licensed Software" means the Chaparral product identified in Exhibit H hereto.

     2.  ADAPTEC BRIDGE PRODUCTS LICENSES.

         2.1 Exclusive Design License. Subject to the terms and conditions of this Agreement, Adaptec grants Chaparral an irrevocable and perpetual, exclusive, worldwide, royalty-free license under all of Adaptec's Intellectual Property Rights in the Adaptec Bridge Product Designs to use, modify and create derivative works based upon, the Adaptec Bridge Product Designs, for the purposes of manufacturing, distributing and selling Adaptec Bridge Products and derivatives thereof. Chaparral expressly acknowledges and agrees that such exclusivity does not extend to, and Adaptec expressly reserves and retains all Intellectual Property Rights in and to, all components of the Adaptec Bridge Product Designs, including without limitation in any and all software, firmware, hardware, and integrated circuit components thereof. Notwithstanding the preceding sentence, Adaptec agrees that it will not manufacture, license, sell or distribute any product that is: (i) identical to an Adaptec Bridge Product; or (ii) developed by Adaptec by making minor modifications, changes or enhancements to an Adaptec Bridge Product Design used as a base design.

         2.2      Adaptec Bridge Products Software Licenses.

                  (a) General. Subject to the terms and conditions of this Agreement, Adaptec hereby grants to Chaparral an irrevocable and perpetual, worldwide, royalty-free license under all of Adaptec's Intellectual Property Rights in the Adaptec Bridge Products Software:

                      (i) to use, copy, modify, and create derivative works based upon, the Adaptec Bridge Products Software, in source and binary code forms;

                      (ii) to distribute the Adaptec Bridge Products Software in binary code form in connection with the distribution and sale of products that Chaparral manufactures (or has manufactured) that incorporate such software; and

                      (iii) (A) as to Adaptec Bridge Products Software that is Source Code Distributable, to sublicense third parties the right to use, copy, modify, and create derivative works based upon, such Adaptec Bridge Products Software, in source code form; and

                            (B) as to Adaptec Bridge Products Software that is
Binary Code Distributable, to sublicense third parties the right to distribute such Adaptec Bridge Products


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Software in binary code form in connection with the distribution and sale of products that such third parties manufacture (or have manufactured) that incorporate such software; and

         (C) as to Adaptec Bridge Products Software that is Limited Source Code Distributable, [***].

                  (b) Exclusive Rights. The rights granted to Chaparral under subsection (a) above will be exclusive as to the Adaptec Exclusive Bridge Products Software.

                  (c) Co-Exclusive Rights. The rights granted to Chaparral under subsection (a) above will be exclusive as to the Adaptec Co-Exclusive Bridge Products Software, except as to Adaptec, which retains the complete and unrestricted rights:

                      (i) to use, copy, modify, and create derivative works based upon, the Adaptec Co-Exclusive Bridge Products Software, in source code and binary code forms;

                      (ii) to distribute (directly and indirectly) the Adaptec Co-Exclusive Bridge Products Software (and modifications thereto and derivatives works based upon), in binary code form, in connection with the distribution and sale of products that Adaptec manufactures (or has manufactured); and

                      (iii) to sublicense the rights described in the foregoing clauses (i) and (ii) to Adaptec customers in connection with such customers' use, distribution and sale of products that Adaptec manufactures (or has manufactured).

                  (d) Non-Exclusive Rights. The rights granted to Chaparral under subsection (a) above will be non-exclusive as to the Adaptec Non-Exclusive Bridge Products Software.

                  (e) No Support . Adaptec will have no obligation to provide Chaparral with any error corrections, modifications, enhancements or support of any kind for any of the Adaptec Bridge Products Software.

         2.3 Adaptec Bridge Products Documentation License. Subject to the terms and conditions of this Agreement, Adaptec hereby grants to Chaparral an irrevocable and perpetual, exclusive, worldwide, royalty-free license under all of Adaptec's Intellectual Property Rights in the Adaptec Bridge Products Documentation to use, copy, modify (and have modified), create derivative works based upon, and distribute such documentation solely in connection with the design, development, manufacture, distribution and sale of Adaptec Bridge Products and derivatives thereof. Adaptec will have no obligation to provide Chaparral with any error corrections, modifications, enhancements or support of any kind for any of the Adaptec Bridge Products Documentation.


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         2.4      Adaptec Hardware-Related Technology License. Subject to the
terms and conditions of this Agreement, Adaptec hereby grants to Chaparral an irrevocable and perpetual, non-exclusive, worldwide, royalty-free license under all of Adaptec's Intellectual Property Rights in the Adaptec Hardware-Related Technology to use such technology for Chaparral's internal use, solely in connection with the design, development, manufacture, distribution and sale of Adaptec Bridge Products and derivatives thereof. For purposes of clarification, "internal use" will be deemed to include use by third parties on Chaparral's behalf, provided that each such third party is bound by a written agreement that expressly protects Adaptec's Confidential Information and Intellectual Property Rights in the Adaptec Hardware-Related Technology to at least the same extent as the terms and condition of this Agreement. Adaptec will have no obligation to provide Chaparral with any error corrections, modifications, enhancements or support of any kind for any of the Adaptec Hardware-Related Technology.

     3.  ADAPTEC RAID-CODE LICENSE.

         3.1 Adaptec RAID Code License Grant. Subject to the terms and conditions of this Agreement, Adaptec grants to Chaparral a nonexclusive, nontransferable, perpetual, worldwide, royalty-bearing license: (i) to use, copy and modify (subject to Section 3.2(a) below) the Adaptec RAID Code in source and binary code forms solely for the purposes of designing, developing and manufacturing [***] Adaptec Bridge Products; and (ii) to distribute (subject to
Section 3.2(c) below) the Adaptec RAID Code solely in binary code form in connection with the distribution and sale of [***] Adaptec Bridge Products. At such time as [***] currently known as "[***]" is more precisely defined by Chaparral, Adaptec and Chaparral will negotiate in good faith an extension of the license rights granted in this Section 3.1 to such product. Chaparral's rights in the Adaptec RAID Code will be limited to those expressly granted in this Section 3.1. Adaptec reserves all rights and licenses in and to the Adaptec RAID Code not expressly granted to Chaparral under this Agreement.

         3.2      Adaptec RAID Code License Limitations.

         (a) [***] Modifications. Chaparral expressly acknowledges and agrees that Chaparral's right to modify the Adaptec RAID Code, as set forth in Section 3.1, will be [***] the purposes of correcting coding errors and developing "Performance Enhancements," which means enhancements that optimize the performance or efficiency of the Adaptec RAID Code [***].

         (b) [***]. Chaparral expressly acknowledges and agrees that the license rights granted to Chaparral under Section 3.1 [***] any and all use of the Adaptec RAID Code, in whole or in part, or any functionality or module contained therein, [***].


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



                  (c) [***]. RAID technology defines a number of distinct "RAID Levels," each of which corresponds to a strategy for mapping data across a disk array and which has its own set of performance and redundancy characteristics. The Adaptec RAID Code embodies certain proprietary [***], which enables the [***]. Such [***] may be used: (i) [***]; or (ii) [***] in order to [***] (the functionality described in the foregoing clause (ii) is referred to as [***].) Chaparral expressly acknowledges and agrees that the license rights granted to Chaparral under section 3.1 [***].

         3.3 No Support. Adaptec will have no obligation to provide Chaparral with any error corrections, modifications or enhancements for the Adaptec RAID Code. In addition, Adaptec will have no obligation to provide Chaparral with support of any kind for the Adaptec RAID Code.

         3.4 Grantback. Chaparral will promptly deliver to Adaptec any and all error corrections and Performance Enhancements to the Adaptec RAID Code (as identified in Exhibit G) developed by Chaparral (collectively "Chaparral RAID Code Developments"). Chaparral will deliver all Chaparral RAID Code Developments in source and binary code forms in a form and format mutually agreed by the parties. Chaparral hereby grants to Adaptec an irrevocable, worldwide, fully-paid and royalty-free, nonexclusive license, with rights to sublicense, to use, copy, modify (and have modified), create (and have created) derivative works based upon, distribute (directly and indirectly), and sublicense the Chaparral RAID Code Developments and derivatives thereof. Chaparral will have no obligation to provide Adaptec with support of any kind for the Chaparral RAID Code Developments.

         3.5 Adaptec Compliance Inspection. For a period of three (3) years commencing on the Effective Date, Adaptec will have the right, upon reasonable notice and during normal business hours, to appoint an independent third party selected by Adaptec, reasonably acceptable to Chaparral, to inspect all source code of the Adaptec RAID Code, as used by Chaparral in connection with the distribution of Adaptec Bridge Products, solely for the purpose of verifying that Chaparral is in strict compliance with the limitations specified in Section
3.2 (a "Compliance Inspection"). If, upon completing such a Compliance Inspection, it is determined that Chaparral in not in strict compliance with such limitations, then Chaparral will immediately take all actions necessary to remedy such non-compliance and, upon completion of such actions, Chaparral will famish Adaptec with a officer's written certification, certifying to Chaparral's compliance. In such event, Chaparral will also reimburse Adaptec for all reasonable expenses and costs incurred by Adaptec in connection with conducting such Compliance Inspection.

         3.6      Adaptec RAID Code Royalties.

                  (a) Royalty Payment. For each unit of a RAID Code Limited Adaptec Bridge Product distributed by Chaparral which incorporates or otherwise uses the Adaptec RAID Code (a "Royalty-Bearing Adaptec Bridge Product"), Chaparral will pay Adaptec the nonrefundable royalties specified below:

                      (i) For each unit of a Royalty-Bearing Adaptec Bridge Product manufactured by Adaptec, the royalty payable by Chaparral will be calculated as [***] of the Net Sales Price of such product to Chaparral, where "Net Sales Price" means Adaptec's gross sales price, excluding any itemized taxes, insurance, shipping and like charges included in such gross sales price.

                      (ii) For each unit of a Royalty-Bearing Adaptec Bridge Product manufactured by a party other than Adaptec, the royalty payable by Chaparral will be [***].

                  (b) Payment Terms. Within fifteen (15) days after the close of each calendar quarter, Chaparral will deliver to Adaptec a written report showing all information reasonably necessary for Adaptec to compute the amount of royalties payable by Chaparral for the applicable calendar quarter. Chaparral will pay any royalties due at the time such report is provided to Adaptec. All payments made under this Agreement after their due date will incur interest at a rate equal to one and one-half percent (1.5%) per month or the highest rate permitted by applicable law, whichever is lower. Chaparral will pay to Adaptec all amounts payable under this Agreement by check or, at Adaptec's option, by bank-to-bank wire transfer to an account designated by Adaptec.

                  (c) Taxes. All amounts payable by Chaparral under this Section are exclusive of all sales, use, and other taxes and duties. Chaparral will be responsible for all such taxes and duties and will indemnify and hold Adaptec harmless from and against any obligation liability or claim imposed on Adaptec by any taxing authority to pay any such taxes and duties.

                  (d) Chaparral's Records and Audit. Chaparral will maintain complete and accurate records regarding the distribution of Royalty-Bearing Adaptec Bridge Products for a period of two (2) years after the distribution of any such products. Adaptec will have the right, upon reasonable notice and during normal business hours, to appoint an Adaptec representative, mutually agreed to by both parties, to audit such records. If, upon performing such audit, it is determined that Chaparral has underpaid Adaptec by an amount greater than five percent (5%) of the payments due Adaptec under subsection (a) in the period being audited, Chaparral will immediately reimburse Adaptec for all reasonable expenses and costs incurred by Adaptec in connection with such audit in addition to its obligation to make full payment under subsection (a).

         4. CHAPARRAL LICENSED SOFTWARE LICENSE. Promptly following the Effective Date, Chaparral will deliver to Adaptec the then-current version of the Chaparral Licensed Software, in source and binary code forms. Chaparral hereby grants to Adaptec an irrevocable, worldwide, fully-paid and royalty-free, nonexclusive license, with rights to sublicense, to use, copy, modify (and have modified), create (and have created) derivative works based upon, distribute (directly and indirectly), and sublicense the Chaparral Licensed Software and derivatives thereof.

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     5.  OWNERSHIP.

         5.1 Adaptec Ownership Rights. Adaptec presently owns and will continue to own all worldwide right, title and interest in and to the Adaptec Technology and all worldwide Intellectual Property Rights therein, whether the Adaptec Technology is separate or combined with any hardware, software, firmware, integrated circuits or devices of any kind.

         5.2 Protection of Adaptec Ownership. Chaparral will use its reasonable efforts to protect Adaptec's Intellectual Property Rights in the Adaptec Technology and will promptly report to Adaptec any infringement or misappropriation of such rights of which Chaparral becomes aware. Adaptec reserves the sole and exclusive right at its discretion to assert claims against third parties for infringement or misappropriation of its Intellectual Property Rights in the Adaptec Technology. Chaparral expressly acknowledges and affirms Adaptec's ownership as set forth in Section 5.1 above. Accordingly, Chaparral will not at any time, directly or indirectly, dispute the validity of, or cooperate in any suit or proceeding which challenges, Adaptec's Intellectual Property Rights in the Adaptec Technology.

         5.3 Trademarks. Nothing in this Agreement will be deemed to grant Chaparral any rights in, or permit Chaparral to use, Adaptec's name, logo or trademarks.

         5.4 Chaparral Ownership Rights. Chaparral presently owns and will continue to own all worldwide right, title and interest in and to the Chaparral Licensed Software and all worldwide Intellectual Property Rights therein, whether the Chaparral Licensed Software is separate or combined with any hardware, software, firmware, integrated circuits or devices of any kind.

         5.5 Protection of Chaparral Ownership. Adaptec will use its reasonable efforts to protect Chaparral's Intellectual Property Rights in the Chaparral Licensed Software and will promptly report to Chaparral any infringement or misappropriation of such rights of which Adaptec becomes aware. Chaparral reserves the sole and exclusive right at its discretion to assert claims against third parties for infringement or misappropriation of its Intellectual Property Rights in the Chaparral Licensed Software. Adaptec expressly acknowledges and affirms Chaparral's ownership as set forth in Section
5.4 above. Accordingly, Adaptec will not at any time, directly or indirectly, dispute the validity of, or cooperate in any suit or proceeding which challenges, Chaparral's Intellectual Property Rights in the Chaparral Licensed Software.

     6.  WARRANTIES.

         6.1 General Warranties. Each party warrants that: (i) it has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) the execution, delivery and performance of this Agreement has been duly and validly authorized by such party; and (iii) upon execution and delivery, this Agreement will constitute a valid and binding agreement of such party, enforceable against it in accordance with these terms.

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


         6.2 Adaptec Technology Warranties. Adaptec warrants that, except as expressly set forth in Adaptec's Disclosure Letter (as defined in the Asset Transfer Agreement), to Adaptec's knowledge, the Adaptec Technology has not infringed or violated and currently does not infringe or violate upon, or misappropriate any copyright, mask work or trade secret, or any patent or other intellectual property rights (other than trademarks) of any third party, and no third party has asserted or threatened to assert against Adaptec any claim of infringement or misappropriation of any such rights.

         6.3 Chaparral Licensed Software Warranties. Chaparral warrants that it has no knowledge of any facts which might lead to a claim that the Chaparral Licensed Software infringes the Intellectual Property Rights of any third party. The Chaparral Licensed Software is provided "AS IS," without warranty of any kind.

         6.4 Warranty Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 6.2 AND 6.3, EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS AND IMPLIED, WITH RESPECT TO THE ADAPTEC TECHNOLOGY AND CHAPARRAL LICENSED SOFTWARE, AS APPLICABLE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY AND NONINFRINGEMENT.

     7. INDEMNITIES. Each party (an "Indemnifying Party") agrees to indemnify, defend and hold the other party (the "Indemnified Party") harmless from and against all damages, liabilities, costs, charges and expenses, including reasonable attorneys' fees, incurred by or paid in settlement by the Indemnified Party, resulting from any third party claim based on a breach by the Indemnifying Party of any of its warranties set forth in Section 6; provided that: (i) the Indemnified Party furnishes the Indemnifying Party with prompt written notice of any such claim; (ii) the Indemnified Party provides the Indemnifying Party with sole control of the defense and settlement of any such claim; and (iii) the Indemnified Party provides the Indemnifying Party, at the Indemnifying Party's expense, with all information and assistance reasonably necessary for the defense and settlement of any such claim. The Indemnifying Party will not settle any such claim without first obtaining the Indemnified Party's prior written consent, which consent will not be unreasonably withheld, if the terms of such settlement would adversely affect the Indemnified Party's rights under this Agreement.

     8.  CONFIDENTIALITY.

         8.1 Definition of Confidential Information. "Confidential Information" means: (i) the Adaptec Technology, including without limitation any software, firmware, designs, inventions, processes, know-how or other information related thereto; (ii) the Chaparral Licensed Software; (iii) any other non-public technical or business information disclosed by a party to the other party under this Agreement; and (iv) the terms and conditions of this Agreement.

         8.2 Exclusions. Confidential Information does not include any information that: (i) is in or becomes part of the public domain through no fault or breach of this Agreement by the receiving party; (ii) was rightfully in the possession of the receiving party without an obligation of


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


confidentiality prior to its disclosure hereunder; (iii) is independently developed by the receiving party without use of or reference to any of the disclosing party's Confidential Information; or (iv) the receiving party rightfully obtains from a third party without restriction on use or disclosure.

         8.3 Obligations. The receiving party will not use any of the disclosing party's Confidential Information except as expressly permitted under this Agreement. The receiving party will maintain all of the disclosing party's Confidential Information in strict confidence and not disclose any such Confidential Information to any third parties except to employees and consultants with a bona fide need to know for the receiving party's performance of this Agreement, provided that each such employee and consultant is subject to written nondisclosure and limited use restrictions at least as protective as those set forth herein. The receiving party will use its best efforts to prevent inadvertent disclosure, publication or dissemination of any of the disclosing party's Confidential Information and will promptly notify the disclosing party in writing of any actual or suspected unauthorized use or disclosure of any such Confidential Information. Nothing in this Section will prevent Chaparral from disclosing the terms of this Agreement or the transactions contemplated hereby to any potential investor in Chaparral, provided each such potential investor executes a customary non-disclosure agreement.

     9. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF USE, LOSS OF PROFITS, OR LOSS OF DATA, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE ADAPTEC TECHNOLOGY OR THE CHAPARRAL LICENSED SOFTWARE, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE, EVEN IF A PARTY HAS BEEN ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL ADAPTEC'S TOTAL LIABILITY TO CHAPARRAL OR ANY THIRD PARTY, FROM ALL CAUSES OF ACTION AND THEORIES OF LIABILITY, EXCEED THE ACTUAL AMOUNTS PAID BY CHAPARRAL TO ADAPTEC UNDER THIS AGREEMENT.

     10. TERM. This Agreement will commence as of the Effective Date and will remain force and effect thereafter.

     11. GENERAL PROVISIONS.

         11.1 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, excluding its conflict of laws rules and principles.

         11.2 Assignment. Chaparral may not assign this Agreement, in whole or in part, and any attempt to assign this Agreement without such consent will be null and void. The foregoing will not be deemed to prohibit Chaparral from assigning this Agreement in the event of a merger or acquisition of substantially all of Chaparral's related assets, [***]

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Subject to the foregoing, this Agreement will bind and inure to the benefit of each party's permitted successors and assigns.

         11.3 Waiver. The failure by either party to enforce any provision of this Agreement will not constitute a waiver of future enforcement of that or any other provision. Neither party will be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by a duly authorized representative of the party against which such waiver is asserted.

         11.4 Force Majeure. Neither party will be responsible for any failure or delay in its performance due to causes beyond its reasonable control, including, but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, earthquakes, accidents, strikes, or fuel crises, provided that such party gives prompt written notice thereof to the other party and uses its diligent efforts to resume performance.

         11.5 Severability. If a court of competent jurisdiction finds any provision of this Agreement invalid or unenforceable, that provision of the Agreement will be amended to achieve as nearly as possible the intent of the parties, and the remainder of this Agreement will remain in full force and effect.

         11.6 Entire Agreement. This Agreement, including all Exhibits hereto, constitute the entire agreement between the parties relating to its subject matter and supersedes all prior or contemporaneous representations, discussions, negotiations, and agreements, whether written or oral, relating to its subject matter.

         11.7 Amendment; Modification. This Agreement may be amended or modified only by a writing that is signed by duly authorized representatives of both parties.

         11.8 Notices. All notices, approvals, consents and other communications required or permitted under this Agreement will be in writing and delivered by confirmed facsimile transmission, by courier or overnight delivery service with written verification of receipt, or by registered or certified mail, return receipt requested, postage prepaid, and in each instance will be deemed given upon receipt. All such notices, approvals, consents and other communications will be sent to the addresses set forth above or to such other address as may be specified by either party to the other in accordance with this Section.

         11.9 Relationship of Parties. The parties to this Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment or franchise between the parties. Neither party nor its employees has the authority to bind or commit the other party in any way or to incur any obligation on its behalf.

         11.10 Compliance with Law. Each party will comply with all laws and regulations applicable to the performance of its obligations under this Agreement. Each party acknowledges that the other party's technology licensed hereunder, including any technical data related thereto, is subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder. Each party will not export or re-export (directly or indirectly) any of the other party's technology licensed hereunder, or other technical data related thereto, without complying with the Act and the regulations thereunder.

         11.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers or representatives and delivered as of the Effective Date.


                                AGREED:

                                ADAPTEC, INC.


                                By: /s/ Larry Boucher
                                   ---------------------------------------------

                                Printed Name: Lawrence Boucher
                                             -----------------------------------

                                Title: Chairman of the Board
                                      ------------------------------------------


                                CHAPARRAL TECHNOLOGIES, INC.


                                By: /s/ Michael Gluck
                                   ---------------------------------------------

                                Printed Name: Michael J. Gluck
                                             -----------------------------------

                                Title: President and Chief Operating Officer
                                      ------------------------------------------

                                    EXHIBIT A

                             Adaptec Bridge Products


1.       AEC-5312 (Skyway) SCSI-SCSI controller board
2.       AEC-7313 (Golden Gate) FC-SCSI controller board
3.       AEC-5412 (Rainrock) SCSI-SCSI controller canister
4.       AEC-7413 (Cororock) FC-SCSI controller canister
5.       AEC-5314 (Queens) SCSI-SCSI controller board
6.       AEC-7315 (Bay) FC-SCSI controller board
7.       AEC-7325 (Bay) FC-SCSI controller board

                                              EXHIBIT B

                             Adaptec Exclusive Bridge Products Software


  Software                                  Directory                          Distribution Rights
  --------                                  ---------                          -------------------
 [***]                                       [***]                              Source, Binary
 [***]                                       [***]                              Source, Binary
 [***]                                       [***]                              Source, Binary
 [***]                                       [***]                              Source, Binary
 [***]                                       [***]                              Source, Binary
 [***]                                       [***]                              Source, Binary
 [***]

                                    EXHIBIT C

                  Adaptec Co-Exclusive Bridge Products Software


Software                                       Directory                                   Distribution Rights
--------                                       ---------                                   -------------------

[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary
[***]                                          [***]                                       Source, Binary

                                    EXHIBIT D


                 Adaptec Non-Exclusive Bridge Products Software

Software                                             Directory                           Distribution Rights*
--------                                             ---------                           --------------------

[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary
[***]                                               [***]                                Lim. Source, Binary

                                    EXHIBIT E

                      Adapted Bridge Products Documentation

1.       Specifications

         AEC SCSI RAID Controller SCSI Implementation Manual
         Brooklyn Backplane Breakout Board Hardware Specification
         Brooklyn Bring-Up Diagnostics Test H/W Specification
         Brooklyn Hardware Programming Interface Specification
         Brooklyn Hardware Specification Brooklyn HardwareSpecification Brooklyn LCD Software Design Specification
         Brooklyn Product Test Report
         Brooklyn SW Design Specification
         Brookwood Programming Interface Specification
         Brookwood Product Test Report
         Brookwood Schock/Vib Test Report
         CAPI Serial Protocol
         CAPI Flash File Format
         CAPI over SCSI
         Fault Localization Diagnostics S/W Specification
         12C Driver
         12C Driver System for Adaptec RAID controllers
         Link Manager Exchange Design Specification
         Queens Failover Hardware Specification
         Queens Hardware Programming Interface
         Queens Hardware Technical Notes
         SAF-TE with Bridges
         Skyway Software Design
         Skyway Hardware Programming Interface Specification
         Skyway Test Plan
         Skyway PTL Test Report

2.       User's and Programmer's Guides

         AEC-4412B/7412B User's Guide
         AEC-4412B/7412B Evaluation Kit Guide
         AEC-4412B/7412B Design-in Handbook
         Brooklyn/Coronado Hard Drive Compatibility List
         Brooklyn/Coronado SIMM Compatibility List
         Brookwood Breakout Board User's Guide Rainrock/Cororock Evaluation Kit
          Guide
         External RAID Configuration Application Programming Interface
         Normandy OEM Manual
         Queens OEM Manual

         AEC-5312/7313 User's Guide
         AEC-5312/7313/5514/7515/7525 Design-In Handbook

3.       Marketing and Engineering Requirements Documents

         Brooklyn Marketing Requirement Documents
         Brooklyn Product Concept Document
         Brooklyn Hardware Engineering Requirements Document
         Brooklyn Hardware Specification
         Brooklyn Backplane Breakout Board Hardware Specification
         Brooklyn ECAD Layout and Routing Design Notes
         Brooklyn Backplane Breakout Board ECAD Layout and Routing Design Notes Brooklyn Test Daughterboard ECAD Layout and Routing Design Notes Brooklyn Host SCSI Daughterboard ECAD Layout and Routing Design Notes Brooklyn/Coronado Product Functional Test Plans
         Brooklyn/Coronado Product Functional Regression Test Plans
         Brooklyn Software Design Specification
         Brooklyn Hardware Development Plan
         Brooklyn Software Development Plan
         Brooklyn Bringup Plan
         Brooklyn Bringup and Diagnostics Test Hardware Specification
         Brooklyn Hardware Programming Interface Specification
         Brooklyn Fault Injection Test Plan
         Bridge I Hardware Active-Active Failover Engineering Requirements
           Document
         Brooklyn/Coronado/Broadway Thermal Testing Reports Brooklyn/Coronado/Broadway IMPACT BOMs
         Brooklyn/Coronado/Broadway Customer Presentations
         Brooklyn/Coronado/Broadway Project Schedules
         Brooklyn/Coronado/Broadway Test Plans/Cases/Reports from CTL, PTL, FTL Brookwood/Corowood Canister Product Concept Document
         Brookwood/Corowood Engineering Requirements Document
         Brookwood/Corowood Marketing Requirements Document
         Brookwood/Corowood Functional Test Plans
         Brookwood/Corowood Regression Test Plans
         Brookwood/Corowood Functional Test Report
         Brookwood Main Board ECAD Layout and Routing Design Notes
         Brookwood Backplane Breakout Board ECAD Layout and Routing Design Notes Brookwood Fibre Channel Daughterboard ECAD Layout and Routing Design
           Notes
         Brookwood Backend LVDS Connector Proposal
         Brookwood/Corowood Battery Pack Specification
         Fault Localization Diagnostics Proof of Concept Proposal
         Brookwood Fault Localization Diagnostics Software Specification Brookwood/Corowood Test Plans/Cases/Reports from CTL, PTL, FTL Brookwood/Corowood Thermal Test Reports
         Brookwood/Corowood Project Schedules
         Brookwood/Corowood IMPACT BOMS

         Normandy Engineering Requirements Document
         Queens and Bay Marketing Requirements Document
         Queens Engineering Requirements Document
         Queens Product Concept Document
         Queens/Bay Functional Test Plans
         Queens/Bay Regression Test Plans
         Queens/Bay Functional Test Report
         Queens/Bay Main Board ECAD Layout and Routing Design Notes Queens/Bay Thermal Test Reports
         Queens/Bay Project Schedules
         Queens/Bay IMPACT BOMS
         Rainrock/Cororock Marketing Requirements Document
         Rainrock/Cororock Functional Test Plans
         Rainrock/Cororock Regression Test. Plans
         Rainrock/Cororock Functional Test Report
         Rainrock/Cororock Main Board ECAD Layout and Routing Design Notes Rainrock/Cororock Thermal Test Reports
         Rainrock/Cororock Project Schedules
         Rainrock/Cororock IMPACT BOMS
         Skyway/Golden Gate Product Concept Document
         Skyway/Golden Gate Engineering Requirements Document
         Skyway/Golden Gate Marketing Requirements Document
         Skyway/Golden Gate Functional Test Plans
         Skyway/Golden Gate Regression Test Plans
         Skyway/Golden Gate Functional Test Report
         Skyway/Golden Gate Main Board ECAD Layout and Routing Design Notes Skyway/Golden Gate Test Plans/Cases/Reports from CTL, PTL, FTL Skyway/Golden Gate Thermal Test Reports
         Skyway/Golden Gate Project Schedules
         Skyway/Golden Gate IMPACT BOMs

4.       White Papers

         Failure Tolerance in Adaptec's External RAID Controllers
         [***] VLSI and PCI-PCI Bridges White Paper
         Skyway Performance Whitepaper

                                    EXHIBIT F

                       Adaptec Hardware-Related Technology


1.       Hardware and Product Specifications
2.       Bill of Materials
3.       Approved Vendor Lists
4.       Programmable Logic Design Files
5. ECAD Database (Gerber files, PCB Design files, Library shapes, ECAD automation tools)
6.       Test data documents
7.       Engineering Notebooks
8.       Plastics Tooling and design database
9.       Sheet Metal Tooling and design database
10.      Source Control Drawings, including cables
11.      Test Boards

         a)       Brooklyn Breakout Board
         b)       Brookwood Breakout Board
         c)       Skyway Breakout Board
         d)       Port 809 DB
         e)       5x86 CPU Test DB
         f)       Pentium CPU Test DB
         g)       SCA Adapter Board
         h)       LVDS/Ultra SCA Test Board

12.      All Design-in Documentation for the [**]

13.      Testing - Related Software (see attached)

                            Testing-Related Software
    (Product Designations Provided for Software Identification Purposes Only)


 PRODUCT                              PN#                 FUNCTIONAL TESTER                ICT TESTER
AEC-5312                            1740400                  TE499289-00           1700611-00 AEC-5312 CKT File
                                                                                   1700612-00 AEC-5312 NAR File
                                                                                   1700613-00 AEC-5312 Fixture
                                                                                   1700615-00 AEC-5312 Program Disk

AEC-7312A                           1709500                  TE499141-00
-AEC-7302                          994906-01                     Same              994911-00 AEC-0302A CKT File
                                                                                   994912-00 AEC-0302A NAR File
                                                                                   994913-00 AEC-0302A Fixture
                                                                                   994915-00 AEC-0302A Program Disk
-AEC-7010                          1656706-00                    Same              1656711-00 AEC-7010 CKT File
                                                                                   1656712-00 AEC-7010 NAR File
                                                                                   1656713-00 AEC-7010 Fixture
                                                                                   1656715-00 AEC-7010 Program Disk

AEC-7212B                         17171400-00                TE498713-00
                                                             TE498714-00
-AEC-7010                          1656706-00                    Same              1656711-00 AEC-7010 CKT File
                                                                                   1656712-00 AEC-7010 NAR File
                                                                                   1656713-00 AEC-7010 Fixture
                                                                                   1656715-00 AEC-7010 Program Disk
-AEC-7402B                         1649706-01                    Same              1649711-00 AEC4402B CKT File
                                                                                   1649712-00 AEC4402B NAR File
                                                                                   1649713-00 AEC4402B Fixture
                                                                                   1649715-00 AEC4402B Program Disk
-AEC-44/74XX                       1653406-00                    Same              1653411-00 AEC-44/74AA CKT File
                                                                                   1653412-00 AEC-44/74AA NAR File
                                                                                   1653413-00 AEC-44/74AA Fixture
                                                                                   1653415-00 AEC-44/74AA Program Disk

AEC-7313                            1767000                  TE499579-00
-AEC-7303                          1700606-01                    Same              1700611-01 AEC-7303 CRT File
                                                                                   1700612-01 AEC-7303 NAR File
                                                                                   1700613-01 AEC-7303 Fixture
                                                                                   1700615-01 AEC-7303 Program Disk

-AEC-7010M                         1656706-01                    Same              1656711-00 AEC-7010 CKT File
                                                                                   1656712-00 AEC-7010 NAR File
                                                                                   1656713-00 AEC-7010 Fixture
                                                                                   1656715-00 AEC-7010 Program Disk

AEC-4412BS8                        1710100-00                TE498129-00
                                                             TE498130-00
-AEC-4402B                         1649706-00                    Same              1649711-00 AEC4402B CKT File
                                                                                   1649712-00 AEC4402B NAR File
                                                                                   1649713-00 AEC4402B Fixture
                                                                                   1649715-00 AEC4402B Program Disk
-AEC-4010S                         1625406-00                    Same              1625411-00 AEC-4010S/D CKT File
                                                                                   1625411-00 AEC-4010S/D NAR File
                                                                                   1625411-00 AEC-4010S/D Fixture
                                                                                   1625411-00 AEC-4010S/D Program Disk

-AEC-44/74XX                       1653406-00                    Same              1653411-00 AEC-44/74AA CKT File
                                                                                   1653412-00 AEC-44/74AA NAR File
                                                                                   1653413-00 AEC-44/74AA Fixture
                                                                                   1653415-00 AEC-44/74AA Program Disk

AEC-4412BD8                        1710200-00                TE498129-00
                                                             TE498130-00
-AEC-4402B                         1649706-00                    Same              1649711-00 AEC4402B CKT File
                                                                                   1649712-00 AEC4402B NAR File
                                                                                   1649713-00 AEC4402B Fixture
                                                                                   1649715-00 AEC4402B Program Disk
-AEC-4010D                         1625406-01                    Same              1625411-00 AEC-4010S/D CKT File
                                                                                   1625412-00 AEC-4010S/D NAR File
                                                                                   1625413-00 AEC-4010S/D Fixture
                                                                                   1625415-00 AEC-4010S/D Program Disk
-AEC-44/74XX                       1653406-00                    Same              1653411-00 AEC-44/74AA CKT File
                                                                                   1653412-00 AEC-44/74AA NAR File
                                                                                   1653413-00 AEC-44/74AA Fixture
                                                                                   1653415-00 AEC-44/74AA Program Disk

AEC-4412BS                         1678000-00                TE498129-00
                                                             TE498130-00


-AEC-4402B                         1649706-00                    Same              1649711-00 AEC4402B CKT File
                                                                                   1649712-00 AEC4402B NAR File
                                                                                   1649713-00 AEC4402B Fixture
                                                                                   1649715-00 AEC4402B Program Disk
-AEC-4010S                         1625406-00                    Same              1625411-00 AEC-4010S/D CKT File
                                                                                   1625411-00 AEC-4010S/D NAR File
                                                                                   1625411-00 AEC-4010S/D Fixture
                                                                                   1625411-00 AEC-4010S/D Program Disk
-AEC-44/74XX                       1653406-00                    Same              1653411-00 AEC-44/74AA CKT File
                                                                                   1653412-00 AEC-44/74AA NAR File
                                                                                   1653413-00 AEC-44/74AA Fixture
                                                                                   1653415-00 AEC-44/74AA Program Disk

                                    EXHIBIT G

                                Adaptec RAID Code

Consisting of the following modules:
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------
[***]                                                     [***]
--------------------------------------------------------- --------------------------------------------------------

                                    EXHIBIT H

                           Chaparral Licensed Software

[***]